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SCHEDULE 14A INFORMATION
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
GREAT LAKES AVIATION, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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	(2)	Aggregate number of securities to which transaction applies:
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GREAT LAKES AVIATION, LTD.
1022 Airport Parkway
Cheyenne, Wyoming 82001

    April 27, 2001

Dear Shareholder of Great Lakes Aviation, Ltd.:

    You are cordially invited to attend the Annual Meeting of Shareholders of Great Lakes Aviation, Ltd., to be held at the Best Western Hitching Post Inn, located at 1700 West Lincolnway, Cheyenne, Wyoming, on Friday, May 18, 2001, at 9:00 a.m., Cheyenne time.

    At the Annual Meeting you will be asked to vote for the election of four directors of the Company, amendments to the Company's 1993 Director Stock Option Plan and 1993 Stock Option Plan, and to ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2001. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement which includes information about the matters to be acted upon at the Annual Meeting and the related Proxy Card.

    I encourage you to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting in person, you may withdraw your Proxy and vote personally on any matters properly brought before the Annual Meeting.

Very truly yours,
GREAT LAKES AVIATION, LTD.
/s/ DOUGLAS G. VOSS Douglas G. Voss Chairman of the Board, President and Chief Executive Officer

GREAT LAKES AVIATION, LTD.
1022 Airport Parkway
Cheyenne, Wyoming 82001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, MAY 18, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Great Lakes Aviation, Ltd. (the "Company") will be held at the Best Western Hitching Post Inn, 1700 West Lincolnway, Cheyenne, Wyoming, on Friday, May 18, 2001, at 9:00 a.m., Cheyenne time, for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To elect four directors for the ensuing year and until their successors are duly elected and qualified;

  2.
  To consider and vote upon amendments to the Company's 1993 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 100,000 to 300,000 shares;

  3.
  To consider and vote upon amendments to the Company's 1993 Stock Option Plan, including an amendment to increase the number of shares for which options may be granted from 500,000 to 1,000,000 shares;

  4.
  To ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

  5.
  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The transfer books of the Company will not be closed for the Annual Meeting. Only shareholders of record at the close of business on April 2, 2001, are entitled to notice of and to vote at the Annual Meeting.

    All shareholders are cordially invited and requested to attend the Annual Meeting in person. Shareholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the Annual Meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to your vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DOUGLAS G. VOSS Douglas G. Voss Chairman of the Board, President and Chief Executive Officer

Cheyenne, Wyoming
April 27, 2000

GREAT LAKES AVIATION, LTD.
1022 Airport Parkway
Cheyenne, Wyoming 82001

PROXY STATEMENT
FOR
2001 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, MAY 18, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Great Lakes Aviation, Ltd. (the "Company" or "Great Lakes"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Best Western Hitching Post Inn, 1700 West Lincolnway, Cheyenne, Wyoming, on Friday, May 18, 2001, at 9:00 a.m., Cheyenne time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to Shareholders on or about April 27, 2001.

    The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgement. Shares of Common Stock represented by properly executed proxies on which no specification has been made will be voted (i) FOR the election of the four director nominees named herein; (ii) FOR the proposal to adopt amendments to the Company's 1993 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 100,000 to 300,000 shares; (iii) FOR the proposal to adopt amendments to the Company's 1993 Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 500,000 to 1,000,000 shares; and (iv) FOR the appointment of KPMG LLP, independent certified public accountants, as auditors of the Company for its fiscal year ending December 31, 2001. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Record Date and Outstanding Common Stock

    Only holders of Common Stock of the Company whose names appear of record on the books of the Company at the close of business on April 2, 2001 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, the issued and outstanding voting shares of the Company consisted of 8,657,651 shares of Common Stock, each entitled to one vote per share.

Revocability of Proxies

    Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (i) executing a later-dated proxy relating to the same shares and delivering it to the Vice President-Finance of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Vice President-Finance of the Company prior to the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Great Lakes Aviation, Ltd., 1022 Airport Parkway, Cheyenne, Wyoming 82001, Attention: Richard A. Hanson, Vice President-Finance or hand-delivered to Mr. Hanson prior to the vote at the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

    The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

    If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining whether a quorum is present, but will not be considered to have been voted in favor of such matter.

    If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

    The following table contains certain information as of April 2, 2001 regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to own beneficially five percent or more of the Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers as a group. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. Unless otherwise indicated, the address for each listed shareholder is c/o Great Lakes Aviation, Ltd., 1022 Airport Parkway, Cheyenne, Wyoming 82001.

	Amount and Nature of Beneficial Ownership(1)		Percentage of Outstanding Stock
Douglas G. Voss	5,421,000	(2)(3)	62.3%
Gayle R. Brandt 1218 Summer Circle Drive Okoboji, Iowa 51355	2,354,000	(2)(3)	27.2%
Tennebaum & Co., LLC 1999 Avenue of the Stars, 32nd Floor Los Angeles, California 90067	858,400	(4)	9.9%
Michael E. Tennebaum 1999 Avenue of the Stars, 32nd Floor Los Angeles, California 90067	858,400	(5)	9.9%
Iowa Great Lakes Flyers, Inc. 1965 330th Street Spencer, Iowa 51301	681,000	(6)	7.9%
Vernon A. Mickelson 1209 3rd Avenue West Spencer, Iowa 51301	25,000	(7)	*
Richard H. Fontaine	23,000	(8)	*
James A. Frazier	16,200	(9)	*
Richard A. Hanson	9,113	(10)	*
W. Eric Winger	8,200	(11)	*
Ivan L. Simpson 21261 North Bay Drive Spirit Lake, Iowa 51360	6,450	(12)	*
Richard J. Nelson	3,443		*
Joseph P. Kiernan	—		0%
All directors and officers as a group (10 persons)(13)	5,516,406		62.6%

*
Indicates ownership of less than 1% of the outstanding shares of Common Stock.

(1)
The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "Commission") and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of April 2, 2001. The same shares may be beneficially owned by more than one person.

(2)
Ms. Brandt has granted to Mr. Voss an irrevocable proxy to vote all of her shares of Common Stock (the "Shares") until June 28, 2010. Mr. Voss and Ms. Brandt have also entered into a Shareholder Buy-Sell Agreement (the "Agreement") with respect to the Shares. The term of the Agreement (the "Term") is until June 28, 2010 or until such time as Ms. Brandt does not own any Shares or the Company is dissolved or liquidated. Pursuant to the Agreement, Ms. Brandt could not sell any Shares until June 28, 1999, at which time she is able to sell 470,000 Shares and an additional 235,000 Shares in each year thereafter. Mr. Voss, however, has been granted a right of first refusal to purchase for the market price any Shares which Ms. Brandt desires to so sell. The Agreement also provides Mr. Voss the option to purchase any Shares at any time during the Term for the market price of shares of Common Stock. The Agreement provides that in any transaction in which Mr. Voss sells greater than 5% of his shares of Common Stock, Mr. Voss has the right to compel Ms. Brandt to include the Shares held by her in such transaction on the same terms as the shares of Common Stock of Mr. Voss. In turn, Ms. Brandt has the right to have her Shares included by Mr. Voss in any such transaction on a pro rata basis. The Agreement also provides Mr. Voss with the right to purchase the Shares at the market price upon the death of Ms. Brandt or upon an involuntary disposition of the Shares held by Ms. Brandt. Pursuant to the Agreement, Mr. Voss will vote all shares of Common Stock beneficially owned by him (including the Shares) for the election of Ms. Brandt to the Board.

(3)
Mr. Voss is the beneficial owner of 5,400,000 shares of Common Stock, which includes 40,000 shares of Common Stock subject to currently exercisable options. Ms. Brandt is the record owner of 2,350,000 shares of Common Stock and 4,000 shares of Common Stock subject to currently exercisable options. The 2,350,000 shares of Common Stock owned by Ms. Brandt and the shares of Common Stock owned by Iowa Great Lakes Flyers, Inc. are included in the 5,421,000 shares of Common Stock reported by Mr. Voss.

(4)
Beneficial ownership of all 858,400 shares of Common Stock is shared with Michael E. Tennebaum.

(5)
Beneficial ownership of all 858,400 shares of Common Stock is shared with Tennebaum & Co., LLC.

(6)
Beneficial ownership of all 681,000 shares of Common Stock is shared with Douglas G. Voss.

(7)
Includes 18,000 shares of Common Stock subject to currently exercisable options.

(8)
Consists of 22,000 shares of Common Stock subject to currently exercisable options.

(9)
Consists of 16,200 shares of Common Stock subject to currently exercisable options.

(10)
Includes 6,000 shares of Common Stock subject to currently exercisable options.

(11)
Consists of 8,200 shares of Common Stock subject to current exercisable options.

(12)
Includes 6,000 shares of Common Stock subject to currently exercisable options.

(13)
Includes an aggregate of 121,400 shares of Common Stock subject to currently exercisable options and warrants.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the aggregate cash compensation paid to or accrued by the Company's Chief Executive Officer and each of the Company's executive officers who received compensation in excess of $100,000 (the "Named Executive Officers") for services rendered to the Company during the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998.

Summary Compensation Table

				Long-Term Compensation
	Annual Compensation
				Awards Securities Underlying Options(#)
Name and Principal Position	Fiscal Year	Salary
Douglas G. Voss	2000 1999 1998	$ $ $	175,000 175,000 151,250	— — 100,000	(1)
Richard H. Fontaine	2000 1999 1998	$ $ $	117,453 107,332 103,873	40,000 — 20,000

(1)
On July 1, 1998, the Company granted Mr. Voss an option to purchase 100,000 shares of Common Stock. In connection with such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

    The following table summarizes stock option grants during the fiscal year ended December 31, 2000 to the Named Executive Officers and certain other information relative to such options.

Option Grants in Last Fiscal Year
(Individual grants)

		Percent of Total Options Granted to Employees In Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price For Option Terms(1)
	Number of Securities Underlying Options Granted
			Exercise Price
Name				Expiration Date	5%	10%
Richard H. Fontaine	40,000	28.6%	$1.625	August 11, 2010	$40,878	$103,593

(1)
The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of the future Common Stock price.

    The following table sets forth information concerning the unexercised options held by the Named Executive Officers as of December 31, 2000. No options were exercised by the Named Executive Officers during fiscal year 2000.

Fiscal Year-End Option Values

Name	Number of Securities Underlying Options at FY-End Exercisable/Unexercisable		Value of In-the Money Options at FY-End(1) Exercisable/Unexercisable
Douglas G. Voss	40,000/60,000	(2)	0/0
Richard H. Fontaine	23,000/52,000		0/0

(1)
Market value of underlying securities at fiscal year end minus the exercise price.

(2)
On July 1, 1998, the Company granted Mr. Voss an option to purchase 100,000 shares of Common Stock. In connection with such grant, the Company's Compensation Committee received a Competitive Review of the Executive Compensation Program for the Chief Executive Officer, stating that the options granted to Mr. Voss were competitive and appropriate in light of comparable companies, particularly given the Company's improving performance and the fact that Mr. Voss does not receive any form of short term incentives.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the "Company Stock Performance" section below shall not be incorporated by reference into any such filings.

REPORT ON REPRICING OF OPTIONS

    In May 1995, the Compensation Committee approved resolutions authorizing the exchange and repricing ("repricing") of certain outstanding stock options held by employees of the Company whereby each employee could voluntarily surrender and cancel his or her existing stock options and receive new options exercisable for 70% of the number of shares of Common Stock underlying the previous options, on the terms described below. The Compensation Committee noted that the overall purpose of the Company's stock option plans had been to attract and retain the services of the Company's employees and to provide incentives to such persons to exert maximum efforts for the Company's success. The Compensation Committee concluded that the decline in the market value of shares of Common Stock had frustrated these purposes and diminished the value of the Company's stock option program as an element of the Company's overall compensation arrangements. Further, the Compensation Committee expressed its view that a repricing program could also reduce the number of shares of Common Stock issuable upon exercise of outstanding options. Accordingly, the Compensation Committee adopted a repricing program with the following elements:

    All employees of the Company holding options (the "Old Options") to purchase shares of Common Stock at the time of the repricing would be eligible to participate in the repricing program. Each such participant who so chose could cancel any Old Options and in exchange would receive a grant of new options (the "New Options") for 70% of the number of shares underlying the canceled Old Options. At the time of the repricing, the exercise price of such Old Options was $11.00 per share of Common Stock. The exercise price of all New Options is $3.88 per share of Common Stock. Vesting under the Old Options did not transfer to the New Options. New Options replacing Old Options would vest in equal amounts over a five year period, beginning May 19, 1996. The term of each New Option was ten years and the exercise price of the New Options was the fair market value on the date of grant.

The Compensation Committee:
Vernon A. Mickelson
Ivan L. Simpson

BOARD REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee determined the compensation arrangements for the Company's executive officers for 2000 in July 2000. The Compensation Committee's principal responsibility is to ensure the Company's executive and director compensation plans are aligned with and promote the Company's business objectives. In particular, because the operations of the Company have moved to Cheyenne, Wyoming during the past year the Compensation Committee is seeking to structure and implement an executive compensation package which will attract and retain executives capable of managing these operations and assuring the future success of the Company.

    The Company's executive compensation package in 2000 consisted of two main components: (i) base salary, and (ii) stock options. The base salary of each of the executive officers was determined after considering the responsibilities and performance of the individual officer, the experience of the individual officer and base salaries for comparable companies. The Compensation Committee believes that the Company's compensation programs for executive officers of the Company and stock option grants under the Company's 1993 Stock Option Plan, which was approved by the Company's shareholders, are designed to align the long-term interests of the Company's executives and its shareholders and assist in the retention of executives.

    In determining the compensation package for Douglas G. Voss, the Chief Executive Officer of the Company, the Compensation Committee noted that the ownership by Mr. Voss of a substantial number of shares of Common Stock uniquely aligns his long-term interests with the Company's shareholders. In light thereof, the Compensation Committee has historically not tied Mr. Voss' compensation directly to Company performance.

Compensation Committee:
Vernon A. Mickelson
Ivan L. Simpson

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors consists of two members who are neither officers nor employees of the Company, and who meet the independence requirement of the Nasdaq Stock Market. Information as to these persons, as well as their duties, is provided on pages 11 and 12 of this Proxy Statement. The Audit Committee met two times during 2000 with KPMG LLP and management and reviewed a wide range of issues. The Audit Committee recommended the appointment of KPMG LLP as the Company's independent accountants, and considered factors relating to their independence.

    The Audit Committee has reviewed and discussed with management and representatives of KPMG LLP, the audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committeees"), and has received the written disclosure and letter from KPMG required by Independence Standards Board No. 1 ("Independence Discussions with Audit Committees") delineating all relationships they have with the Company and has discussed with them their independence. Based on the review and discussions referred to above, the members of the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also determined that KPMG LLP's fees and services are consistent with the maintenance of their independence as the Company's certified public accountants. The Audit Committee adopted a new charter in 2000.

The Audit Committee:
Vernon A. Mickelson
Ivan L. Simpson

COMPANY STOCK PERFORMANCE

    Set forth below is a graph prepared by the Center for Research in Security Prices ("CRSP") comparing the cumulative total shareholder return on shares of Common Stock since January 20, 1994, the effective date of the Company's initial public offering, through December 31, 2000, with the cumulative total return on the CRSP Total Returns Index for The NASDAQ Stock Market (U.S. Companies) and the CRSP Total Returns Index for NASDAQ Stocks (SIC 4510-4529 US) (an index of peer companies represented by companies engaged in air transportation, and regional airlines) for the same period. The graph assumes an initial investment of $100.00 and reinvestment of dividends, if any.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

    The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Each of the four nominees presented for director is currently a member of the Board and was previously elected by the Company's shareholders. Directors of the Company are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board unanimously recommends a vote for each of the following nominees. All nominees have agreed to stand for election at the Annual Meeting. If, prior to the Annual Meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

Nominees for Election as Director

    The following table sets forth certain information regarding the nominees for election as director of the Company. All of the directors of the Company elected at the Annual Meeting will serve until their successors are duly elected and qualified.

Name	Age	Title
Douglas G. Voss	46	President, Chief Executive Officer and Chairman of the Board of Directors
Vernon A. Mickelson	74	Director
Gayle R. Brandt	41	Director
Ivan L. Simpson	50	Director

    The following describes the business, the business experience and background of the nominees, each of whom currently serves as a director of the Company.

    Douglas G. Voss.  Mr. Voss co-founded the Company in 1979 and has served in the positions of Chief Executive Officer and a director of the Company since the Company's inception. Mr. Voss became a pilot in 1974 and holds both an Airline Transport Pilot Certificate and an Airframe and Powerplant Mechanic Certificate. Mr. Voss is a graduate of Colorado Aero Tech. In 1977 and 1978, Mr. Voss was employed as a mechanic for a subsidiary of Executive Beechcraft, Inc. Mr. Voss has also served the Company in a number of operational positions, including Director of Maintenance and Director of Operations.

    Vernon A. Mickelson.  Mr. Mickelson became a director of the Company in December 1993. For more than the past nine years, Mr. Mickelson has been self-employed as a consultant and has provided services to the Company concerning matters involving Federal Aviation Administration ("FAA") regulatory compliance and maintenance quality control. Mr. Mickelson has worked in the aviation industry since 1949, primarily in the field of aircraft maintenance. From 1973 to 1988, Mr. Mickelson was employed by the FAA as a supervisor of FAA maintenance and avionics inspectors operating in the State of Iowa.

    Gayle R. Brandt.  Ms. Brandt has been a director of the Company since December 1996. Ms. Brandt has held various positions with the Company since its inception including assisting in the management of the Spirit Lake Airport from 1978 through 1992, Station Agent and Station Manager responsible for all airline reservations from 1982 through 1985, Airline Accounts Receivable and Revenue Accounting Manager from 1985 through 1989, Airline Executive Office Receptionist from 1989 through 1996 and Director of Airport Services and Airport Manager from June 1996 through the present.

    Ivan L. Simpson.  Mr. Simpson became a director of the Company in 1997. Mr. Simpson co-founded the Company in 1979, and served in various operational roles through 1987, including: Chief Pilot, Director of Security, and most recently, Vice President and Director of Operations. He has been employed as an Airline Transport Pilot for American Airlines since 1987. Mr. Simpson holds an Airline Transport Pilot Certificate and is Type rated in the Boeing 757/767 aircraft.

The Board and Committees

    In 2000 the Board held four meetings. Each of the incumbent directors attended all of the meetings of the Board and each Committee of which he or she was a member held during 2000.

    On April 24, 2000 the Board ratified the members of its Audit Committee and its Compensation Committees for 2000. The members of each committee during 1999 were Mr. Vernon A. Mickelson and Mr. Ivan L. Simpson, who are both non-employee directors.

    The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting and auditing staff and its independent public accountants and to consider any questions raised with respect to accounting and auditing policies and procedures. During 2000, the Audit Committee held four meetings. The members of the Audit Committee are independent (as independence is defined by applicable NASD listing standards). The Company's Board has adopted a written charter for the Audit Committee.

    The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options to employees under the Company's option plans, and to review and approve compensation and benefit plans of the Company. During 2000, the Compensation Committee held three meetings.

Compensation Committee Interlocks and Insider Participation

    As stated above, Messrs. Mickelson and Simpson comprised the Compensation Committee for purposes of setting compensation levels for 2000. No member of the Compensation Committee was an officer or employee of the Company or its subsidiary during the fiscal year ended December 31, 2000. Mr. Simpson was an officer and employee of the Company from 1979 through 1987. No executive officer of the Company served as a member of the compensation committee or the board of directors of another entity, one of whose executive officers served on the Company's Compensation Committee or Board during the fiscal year ended December 31, 2000.

Compensation of Directors

    Directors of the Company who are not employees of the Company participate in the Company's Director Stock Option Plan, receive $1,000 for each meeting of the Board or a meeting of a committee of the Board attended (not to exceed $1,000 per day) and are reimbursed for out-of-pocket expenses incurred on behalf of the Company.

Required Vote

    Election as a director requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors unanimously recommends that shareholders vote FOR the election of the nominees listed above.

PROPOSAL NO. 2

TO APPROVE THE AMENDMENTS TO THE 1993 DIRECTOR STOCK OPTION PLAN

General

    The Board of Directors and shareholders previously adopted the Company's 1993 Director Stock Option Plan (the "1993 Director Plan") and reserved 100,000 shares of Common Stock for issuance thereunder. A general description of the 1993 Director Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 1993 Director Plan, a copy of which is attached to this Proxy Statement as Exhibit A, with the amended language in bold.

Description of the 1993 Director Plan

    Purpose.  The purpose of the 1993 Director Plan is to attract and retain the best available individuals to serve as non-employee directors of the Company, to provide additional incentives to the non-employee directors of the Company to serve as directors, and to encourage their continued service on the Board.

    Term.  The term of the 1993 Director Plan is ten years; however, the Board may terminate the 1993 Director Plan at any time, provided that such termination will not affect options then outstanding.

    Administration.  The 1993 Director Plan is administered by the Compensation Committee. The 1993 Director Plan gives broad powers to the Compensation Committee to administer and interpret the 1993 Director Plan, including the authority to select the fair market value of the Common Stock and to make all other determinations necessary or advisable for the administration of the 1993 Director Plan.

    Eligibility.  Options may be granted only to non-employee directors. All options shall be automatically granted in an amount of 10,000 shares upon becoming a director and an additional 10,000 shares on the fifth anniversary of such initial grant.

    Options.  When a stock option is granted under the 1993 Director Plan, the Compensation Committee, in its discretion, specifies the option price. The exercise price of a stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. On April 2, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $1.69. The term of each option shall be five years. The first option shall become exercisable in full on the later of (i) 12 months after the date on which the 1993 Director Plan is first approved by the shareholders or (ii) the first anniversary of the grant of the option. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each option granted under the 1993 Director Plan is nontransferable during the lifetime of the optionee. On April 2, 2001, there were outstanding options granted under the 1993 Director Plan to purchase 40,000 shares of Common Stock.

    The Compensation Committee determines the form of stock option agreements which will be used for stock options granted under the 1993 Director Plan. Such agreements govern the right of an optionee to exercise an option upon termination of employment or affiliation with the Company during the life of an optionee and following an optionee's death.

    Amendment.  The Board of Directors may from time to time suspend or discontinue the 1993 Director Plan or amend it in any respect; provided, however, that no such revision or amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for participants; (b) increase the maximum aggregate number of shares of stock which may be issued pursuant to options; (c) reduce the minimum option price per share, except in accordance with the 1993 Director Plan's antidilution provisions; (d) extend the period of granting options; or (e) materially increase in any other way the benefits accruing to optionees.

    Antidilution Provisions.  The Board of Directors shall equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1993 Director Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

Proposed Plan Amendments

    The Board has approved, subject to shareholder approval, an amendment to the 1993 Director Plan which would increase the aggregate number of the Company's Common Stock available under the 1993 Director Plan from 100,000 to 300,000 shares. The Board believes that this increase will advance the interests of the Company and its shareholders by increasing the proprietary interest of non-employee directors in the Company's long-term success and more closely aligning the interests of the non-employee directors with the Company's shareholders.

    The Board has approved, subject to shareholder approval, an amendment to the 1993 Director Plan which would result in the automatic issuance to each non-employee director, an option to purchase 5,000 shares of Common Stock upon each anniversary date of he or she being elected to the Board of Directors. Currently under the 1993 Director Plan, each non-employee director is not entitled to any automatic annual grant. This amendment will begin, assuming shareholder approval, on May 18, 2001.

    The Board has approved, subject to shareholder approval, an amendment to the 1993 Director Plan, so that each option granted under the 1993 Director Plan becomes fully vested and exercisable after one year. The 1993 Director Plan currently states that each option shall vest and become exercisable over a five year period, with 20% of the option being vested and exercisable each year.

    The Board has approved, subject to shareholder approval, an amendment to the 1993 Director Plan which would permit the committee administering the 1993 Plan to suspend or discontinue it at any time and to revise or amend it in any respect; provided that no revision or amendment may be made without shareholder approval that: (i) absent such shareholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to become unavailable with respect to the 1993 Director Plan or (ii) requires shareholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any exchange that are applicable to the Company. The Board believes that this amendment will advance the interests of the Company and its shareholders by more closely aligning the language of the 1993 Director Plan to the revised text of Section 16 of the Exchange Act.

Tax Information

    Nonstatutory Stock Options. A participant will not recognize taxable income upon the grant of a nonstatutory stock option. However, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the exercise date over the exercise price.

    With respect to any NSO Stock. A participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale, and will be a short-term capital gain or loss if the participant has held the NSO Stock for a shorter period.

    Tax Consequences to the Company.  The grant of an option under the 1993 Director Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of an option under the 1993 Director Plan.

Interest of Certain Persons In Proposed Amendment to the 1993 Director Plan

    Upon the current terms of the 1993 Director Plan, each of the non-employee directors were not entitled to receive options during fiscal year 2001. If the amendments to the 1993 Director Plan are approved, each of the non-employee directors will instead receive options for fiscal year 2001 totaling 5,000 shares of Common Stock. Such non-employee director will also receive an option for 5,000 shares of Common Stock in each succeeding year in which they serve as directors of the Company. See "New Plan Benefits."

New Plan Benefits

    The following tables sets forth the increase in the number of shares each of the non-employee directors would receive for his or her option grant for fiscal year 2001 if the amendment to the 1993 Director Plan is approved. Each of the non-employee directors would have received no option, but if the amendment to the 1993 Director Plan is approved each of the non-employee directors will receive options totaling 5,000 shares of Common Stock for fiscal year 2001.

1993 Director Option Plan

Name and Position	Dollar Value	Number of Shares
Vernon A. Mickelson Director	*	5,000
Ivan L. Simpson Director	*	5,000
Executive Group	$0	0
Non-Executive Director Group	*	10,000
Non-Executive Officer Employee Group	$0	0

*
Indeterminable, fair market value will be determined at the date of the 2001 Annual Meeting.

Vote Required

    The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments. Abstentions will be considered shared entitled to vote in the tabulation of votes cast on the proposal and will the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board of Directors considers the amendments to the 1993 Director Plan to be in the best interests of the Company and its shareholders and recommends that you vote FOR the amendments.

PROPOSAL NO. 3

TO APPROVE THE AMENDMENTS TO THE 1993 STOCK OPTION PLAN

General

    The Board of Directors previously adopted the Company's 1993 Stock Option Plan (the "1993 Plan") and reserved 500,000 shares of Common Stock for issuance thereunder. A general description of the 1993 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 1993 Plan.

Description of the 1993 Plan

    Purpose.  The purpose of the 1993 Plan is to promote the interests of the Company by providing employees of the Company and certain independent contractors with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the granting of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

    Term.  The term of the 1993 Plan is ten years; however, the Board may terminate the 1993 Plan at any time, provided that such termination will not affect options then outstanding and provided further that no incentive stock options may be granted under the 1993 Plan on or after October 31, 2003.

    Administration.  The 1993 Plan is administered by the Company's Compensation Committee. The 1993 Plan gives broad powers to the Compensation Committee to administer and interpret the 1993 Plan, including the authority to select the individuals to be granted stock options and to prescribe the particular form and conditions of each option (which may vary from optionee to optionee).

    Eligibility.  All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1993 Plan. All employees of, including any officer or director who is also an employee, consultants to and independent contractors of the Company or any subsidiary are eligible to receive nonqualified stock options.

    Options.  When a stock option is granted under the 1993 Plan, the Compensation Committee, in its discretion, specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of a stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. On April 12, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $1.69. The term during which an option may be exercised and whether an option will be exercisable immediately, in stages or otherwise are set by the Compensation Committee, but the term of any option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each option granted under the 1993 Plan is nontransferable during the lifetime of the optionee. As of April 2, 2001, the Company had granted options to purchase 350,000 shares under the 1993 Plan.

    The Compensation Committee determines the form of stock option agreements which will be used for stock options granted under the 1993 Plan. Such agreements govern the right of an optionee to exercise an option upon termination of employment or affiliation with the Company during the life of an optionee and following an optionee's death. The Board or the Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1993 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Code.

    Amendment.  The Board of Directors may from time to time suspend or discontinue the 1993 Plan or amend it in any respect; provided, that no such revision or amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for participants; (b) increase the maximum aggregate number of shares of stock which may be issued pursuant to options; (c) reduce the minimum option price per share, except in accordance with the 1993 Plan's antidilution provisions; (d) extend the period of granting options; or (e) materially increase in any other way the benefits accruing to optionees.

    Antidilution Provisions.  The Board of Directors shall equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1993 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

Proposed Plan Amendments

    The Board has approved, subject to shareholder approval, an amendment to the 1993 Plan which would increase the aggregate number of shares of the Company's Common Stock available under the 1993 Plan from 500,000 to 1,000,000. The Board believes that this amendment will advance the interests of the Company and its shareholders by increasing the proprietary interest of employees in the Company's long-term success and more closely aligning the interests of employees with the Company's shareholders.

    The Board has also approved, subject to shareholder approval, an amendment to the 1993 Plan which would permit the committee administering the 1993 Plan to suspend or discontinue it at any time and to revise or amend it in any respect; provided, that no revision or amendment may be made without shareholder approval that: (i) absent such shareholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to become unavailable with respect to the 1993 Plan or (ii) requires shareholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any exchange that are applicable to the Company. The Board believes that this amendment will advance the interests of the Company and its shareholders by more closely aligning the language of the plans to the revised text of Section 16 of the Securities Exchange Act of 1934.

Tax Information

    Under present law, no tax results upon the grant of nonqualified options pursuant to the 1993 Plan. However, in the year that a nonqualified stock option is exercised, the optionee must recognize compensation, taxable as ordinary income, equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the optionee is required to recognize as ordinary income if the Company complies with any applicable federal income tax withholding requirements.

    Incentive stock options granted under the 1993 Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

    The foregoing is only a summary of the general effect of United States federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1993

Plan and the subsequent sale of shares. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

Vote Required

    The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments. The Board of Directors considers the amendments to the 1993 Plan to be in the best interests of the Company and its shareholders and recommends that you vote FOR the amendments.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

General

    The Board of Directors has appointed KPMG LLP as independent public accountants for the Company for the year ending December 31, 2001. A proposal to ratify that appointment will be presented to Shareholders at the Annual Meeting. If the shareholders do not ratify the selection of KPMG LLP, another firm of independent public accounts will be selected by the Board. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Audit Fees

    The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Form 10-K for that fiscal year were $128,000.

Financial Information Systems Design and Implementation Fees

    The aggregate fees billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by KPMG LLP for the most recent fiscal year were $0.

All Other Fees

    The aggregate fees billed for services rendered by KPMG LLP, other than the services described in the preceding two paragraphs, for our most recent fiscal year were $24,600.

Independence

    The Audit Committee has determined that the provisions of services covered by the foregoing fees is compatible with maintaining the principal accountant's independence. See "Report of the Audit Committee."

Required Vote

    The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG LLP as independent public accountants of the Company for the year ending December 31, 2001. The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of KPMG LLP as independent public accountants as set forth in Proposal No. 4.

CERTAIN TRANSACTIONS

    Douglas G. Voss is the sole owner of Iowa Great Lakes Flyers, Inc. ("Flyers"), a corporation which owns and operates four-passenger and six-passenger aircraft and one Beech 1900 aircraft, and owns a fleet of rental cars. From time to time, Flyers leases its four-passenger and six-passenger aircraft to the Company for use in its charter and freight operations. The Company believes that its leases of aircraft from Flyers are on terms no less favorable to the Company than would be similar transactions with unaffiliated third parties. Under these leases, the Company paid to Flyers a total of approximately $587,000 for leased planes and $20,700 for automobile rental payments during the year ended December 31, 2000. Additionally, from time to time Flyers loans funds to the Company on a short term basis. As of April 16, 2001, the Company had no outstanding balances due to Flyers.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, its directors and executive officers filed all reports on a timely basis, except Securities ownership reports on Form 4 following the issuance of stock pursuant to the Company's Employee Stock Purchase Plan to Richard A. Hanson and Richard J. Nelson, each of whom are or were executive officers of the Company, through inadvertence were filed late.

EXECUTIVE OFFICERS OF THE REGISTRANT

    The following table provides information with respect to the Company's executive officers as of April 15, 2000. Each such person has been appointed to serve until his or her successor is duly appointed by the Board or his or her earlier removal or resignation from office.

Name	Age	Title
Douglas G. Voss	46	Chief Executive Officer, President and Chairman of the Board of Directors
Richard J. Nelson	58	Chief Operating Officer
Richard H. Fontaine	60	Senior Vice President-Marketing
Richard A. Hanson	42	Vice President-Finance
James A. Frazier	42	Vice President-Customer Service
W. Eric Winger	46	Vice President-Product Development
Joseph P. Kiernan	45	Vice President—Maintenance

    Douglas G. Voss—See "Election of Directors"

    Richard N. Nelson.  Mr. Nelson joined Great Lakes in July 2000 as Chief Operating Officer. Mr. Nelson was employed by the University of North Dakota in various positions between May 1996 and July 2000. Mr. Nelson was the Chief Operating Officer of the University of North Dakota Aerospace Foundation from July 1997 to July 2001, the Assistant Dean of the John D. Odegard School of Aerospace Sciences from January 2001 to July 2001, the Interim Dean of the John D. Odegard School of Aerospace Sciences from October 1998 to January 2001 and the Managing Director of Aviation from May 1996 to October 1998. Prior to that time, from January 1994 to May 1996, Mr. Nelson was the President and Chief Executive Officer of Astral Aviation, Inc., which does business as Skyway Airlines in Milwaukee, Wisconsin.

    Richard H. Fontaine.  Mr. Fontaine rejoined Great Lakes in his present position as Senior Vice President of Marketing on September 15, 1995. He previously had held the position of President from 1988 to 1993. In the interim, he was employed by GP Express Airlines ("GP Express") as Executive Vice President, Marketing and Planning. Subsequent to Mr. Fontaine's departure, GP Express entered into Chapter 11 proceedings under the federal bankruptcy laws.

    Richard A. Hanson.  Mr. Hanson rejoined Great Lakes as Controller in June 1997. He was promoted to his current position of Vice President of Finance in April of 2000. He previously held the positions at Great Lakes of Senior Vice President—Finance from 1993 to 1994, and Controller from 1990 to 1993. In the interim, Premium Standard Farms employed him as Corporate Finance Manager. Previously he had been at First Image Corporation as Regional Manager of Finance and Administration from 1988 to 1990. Mr. Hanson is a Certified Public Accountant.

    James A. Frazier.  Mr. Frazier joined Great Lakes in March 1990 as Director of Stations and was promoted to his present position of Vice President of Customer Service in March 1992.

    W. Eric Winger.  Mr. Winger has been with Great Lakes for over 19 years. Since 1982, Mr. Winger has held the position of Vice President of Product Development.

    Joseph P. Kiernan.  Mr. Kiernan joined Great Lakes in December 1993 as General Manager of the Company's repair station. Mr. Kiernan became the Company's Director of Maintenance in June 1998. He was promoted to his current position as Vice President of Maintenance in June 1999.

    The officers of the Company are elected annually and serve at the discretion of the Board of Directors.

VOTING OF PROXIES AND EXPENSES

    The Board recommends that an affirmative vote be cast in favor of the proposal listed in the Proxy. The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the Company's shareholders. If any other matters are properly brought before the Annual Meeting, however, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

    Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The Company has retained Norwest Shareowner Services to assist in the solicitation of proxies, at an estimated cost of $3,100 plus reimbursement of out-of-pocket expenses. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock and will reimburse such persons for their expenses so incurred.

SHAREHOLDER PROPOSALS

    If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2002 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the Company, 1022 Airport Parkway, Cheyenne, Wyoming 82001, Attn: Vice President-Finance, no later than December 14, 2001. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies the Company after February 27, 2002 of his or her intent to present a proposal for consideration at the 2002 Annual Meeting of Shareholders, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.

ANNUAL REPORT

    All shareholders of record as of April 2, 2001 are receiving with this proxy statement a copy of the Company's Annual Report for the fiscal year ended December 31, 2000, which includes the Company's Annual Report on Form 10-K. The Form 10-K contains certified consolidated financial statements of the Company for the fiscal year ended December 31, 2000. The Company will furnish to any person whose proxy is being solicited, any exhibit(s) described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on the Company's reasonable expenses in furnishing such exhibit(s). Requests for copies of such exhibit(s) should be directed to Richard A. Hanson, Vice President-Finance, at Great Lakes Aviation, Ltd., 1022 Airport Parkway, Cheyenne, Wyoming 82001.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DOUGLAS G. VOSS Douglas G. Voss Chairman of the Board, President and Chief Executive Officer

Cheyenne, Wyoming
April 27, 2001

GREAT LAKES AVIATION, LTD 1022 Airport Parkway Cheyenne, Wyoming 82001	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated April 27, 2001, hereby appoints Douglas G. Voss and Richard A. Hanson, and either of them, as proxy or proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Great Lakes Aviation, Ltd. (the "Company") held of record by the undersigned on April 2, 2001, at the Annual Meeting of Shareholders to be held at the Best Western Hitching Post, located at 1700 West Lincolnway, Cheyenne, Wyoming, on Friday, May 18, 2001, at 9:00 a.m., Cheyenne time, and any adjournment thereof.

See reverse for voting instructions.

1.	To elect four directors of the Company for the ensuing year and until his or her successor shall be elected and duly qualified.	01 Douglas G. Voss 02 Vernon A. Mickelson	03 Gayle R. Brandt 04 Ivan L. Simpson	/ /	FOR all nominees listed (except as marked to the contrary below)	/ /	WITHHOLD AUTHORITY (to vote for all nominees listed below)
(Instructions: To withhold authority to vote for any individual, write the number(s) of the nominee(s) in the box provided to the right.)
\*/ Please fold here \*/
2.
	To consider and vote upon amendments to the Company's 1993 Director Stock Option Plan, including an amendment to increase the number of shares for which options may be granted under such plan from 100,000 to 3,00,000 shares.	/ /	For	/ /	Against	/ /	Abstain
3.	To consider and vote upon amendments to the Company's 1993 Stock Option Plan, including an amendment to increase the number of shares for which options may be granted from 500,000 to 1,00,000 shares.	/ /	For	/ /	Against	/ /	Abstain
4.	To ratify and approve the appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ended December 31, 2001.	/ /	For	/ /	Against	/ /	Abstain
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.
Address Change? Mark Box / /
Indicate changes below:		Dated:

Signature(s) in Box
Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

EXHIBIT A

GREAT LAKES AVIATION, LTD.

1993 DIRECTOR STOCK OPTION PLAN

1. PURPOSE

    The purpose of Great Lakes Aviation, Ltd. 1993 Director Stock Option Plan (the "Plan") is to promote the interests of Great Lakes Aviation, Ltd., an Iowa corporation (the "Company"), by attracting individuals of outstanding ability to serve as Outside Directors of the Company and to encourage their continued membership on the Board.

2.  DEFINITIONS

    Wherever used in the Plan, the following terms have the meanings set forth below:

    2.1 "Board" means the Board of Directors of the Company.

    2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

    2.3 "Committee" means a committee of the Board of Directors of the Company designated by the Board to administer the Plan and composed of not less than two directors. The Committee may include Outside Directors.

    2.4 "Option" means a stock option granted pursuant to the Plan.

    2.5 "Optionee" means a participant in the Plan who has been granted one or more Options under the Plan.

    2.6 "Outside Director" means a member of the Company's Board who is not an employee of the Company or any Subsidiary.

    2.7 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

    2.8 "Stock" means the Common Stock, $.01 par value, of the Company.

    2.9 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.  ADMINISTRATION

    3.1 The Plan shall be administered by the Board or Committee, which shall have full power, subject to the provisions and restrictions of the Plan, to construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

    3.2 The Board or Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

    3.3 Any decision made, or action taken, by the Board or Committee arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Optionees.

4.  SHARES SUBJECT TO THE PLAN

    4.1 Number. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 300,000. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

    4.2 Changes in Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board or Committee, consistent with such change and in such manner as the Board or Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5.  ELIGIBLE PARTICIPANTS

    Options may be granted only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in Section 6 hereof.

6.  AUTOMATIC GRANT OF OPTIONS AND OPTION TERMS

    6.1 Subject to a registration statement becoming effective under the Securities Act of 1933 with respect to the Stock on or before March 1, 1994, the Company, pursuant to the Plan, will automatically award Options to Outside Directors strictly in accordance with the following provisions:

        6.1.1 Each person who was an Outside Director on December 1, 1993, shall automatically receive an Option on said date to purchase 10,000 shares of Stock at an exercise price equal to the offering price to the public contained in the prospectus forming a part of the registration statement (anticipated to be filed in November, 1993), on the date the same becomes effective.

        6.1.2 Commencing May 18, 2001 until November 30, 2003 inclusive, each new Outside Director first elected after May 18, 2001, shall automatically receive an initial grant of an Option on the date of such election to purchase 10,000 shares of Stock, and shall receive a grant of an Option on the date of each re-election to purchase 5,000 shares of Stock, at the fair market value of the Stock on the date the Option is granted, such fair market value to be determined pursuant to Section 7 heref.

        6.1.3 Except for the automatic Option granted to Outside Directors pursuant to the formulas contained in this Section 6, no other Options may be granted under the Plan. No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares to be covered by Options.

    6.2 Option Terms. The terms and conditions of an Option granted hereunder, except as stated in Section 6.1.3, are as follows:

        6.2.1 The term of each Option shall be ten years from the date of grant, unless terminated earlier as provided in the Plan.

        6.2.2 Options granted prior to the date on which the Plan is first approved by the shareholders of the Company in accordance with Rule 16b-3 shall become exercisable over a five year period, with 20% of the options granted vesting at the end of each one year period commencing with the original date of grant and with an additional 20% of each Outside Director's options vesting upon the completion of each subsequent twelve month period during which the person serves as an Outside Director. That portion of the option which is vested shall become exercisable beginning on the later of (a) the date of vesting or (b) six months after the date of shareholder approval.

        6.2.3 Options granted subsequent to the date on which the Plan is approved by the shareholders of the Company shall become exercisable after one year, unless a different vesting period is approved by the shareholders.

7.  OPTION PRICE AND FORM OF PAYMENT

    The purchase price for a share of Stock subject to an Option granted hereunder shall be the fair market value of the Stock. For purposes of the Plan, the "fair market value" of the Stock shall be determined as follows:

        (a) if the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

        (b) if the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

        (c) if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

        (d) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Committee in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Committee as of the date of determination or less than the par value of the Stock.

    Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

        (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

        (b) at the discretion of the Committee, through the delivery of shares of Stock valued at fair market value at the time the Option is exercised (as determined in the manner provided under this Plan); or

        (c) at the discretion of the Committee, by a combination of both (a) and (b) above; or

        (d) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

    If such form of payment is permitted, the Board or Committee shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

    If the Committee in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Board or Committee may determine at the time such Option is granted under this Plan.

8.  EXERCISE OF OPTIONS

    8.1 Manner of Exercise. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Company and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company with respect to such Stock.

    8.2 Limitations on Transfer of Stock. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board or Committee from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, but only to the extent required to comply with Rule 16b-3, Stock acquired upon exercise of an Option granted under to the Plan may not be sold or otherwise disposed of for a period of six months from the date of grant of the Option.

9.  INVESTMENT PURPOSES

    Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

  THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SUCH LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

10. TRANSFERABILITY OF OPTIONS

    No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee

Retirement Income Security Act, or the rules thereunder. An Option shall be exercisable during the Optionee's lifetime only by the Optionee or, if permissible under applicable law, by the Optionee's guardian or legal representative.

11. TERMINATION OF OPTIONS

    11.1 Generally. Except as otherwise provided in this Section 11, if an Optionee's directorship is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was vested in and entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

    11.2 Death or Disability of Optionee. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

        11.2.1 If the Optionee is at the time of his or her Disability serving as an Outside Director and has been in continuous service as such (as determined by the Committee in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was vested in and entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section 11, the term "Disability" shall mean a permanent and total disability as defined in Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e)(3) shall be made by the Committee in its sole discretion.

        11.2.2 If the Optionee is at the time of his or her death serving as an Outside Director and has been in continuous service as such (as determined by the Committee in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee's death or the expiration date of the Option, but only to the extent the Optionee was vested in and entitled to exercise the Option at the time of death.

        11.2.3 If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was vested in and entitled to exercise the Option at the time of Termination.

    11.3 Suspension or Termination for Misconduct. If the Board or Committee (excluding the Outside Director accused of misconduct) reasonably believes that an Optionee has committed an act of misconduct, the Board or Committee may suspend the Optionee's right to exercise any Option pending a determination by the Board or Committee. If the Board or Committee determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board or Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board or Committee.

12. AMENDMENT AND TERMINATION OF PLAN

    12.1 The Board or Committee, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company and in accordance with the limitations contained in the Plan; provided, however, that no such amendment shall be made without the approval of the shareholders if it would be required by applicable laws, regulations or rules of a stock exchange or similar entity.

    12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.

    12.3 The Board or Committee shall not amend the Plan more than once every six months with respect to the provisions of the Plan relating to the amount, price, and timing of Option grants, other than to comply with changes in the Code.

    12.4 In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or Committee. The Board or Committee may, in the exercise of its sole discretion in such instance, declare that any Option shall terminate as of a date fixed by the Board or Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Option, including Stock as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option in full including Stock as to which the Option would not otherwise be exercisable. If the Board or Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

13. MISCELLANEOUS PROVISIONS

    13.1 No Right to Continued Membership on Board. The grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued service as a director of the Company.

    13.2 Governing Law. The Plan shall be administered in the State of Iowa, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

14. EFFECTIVE DATE

    The effective date of the Plan is November 1, 1993. No Option may be granted after October 31, 2003; provided, however, that all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.

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GREAT LAKES AVIATION, LTD. 1022 Airport Parkway Cheyenne, Wyoming 82001
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, MAY 18, 2001
PROXY STATEMENT FOR 2001 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, MAY 18, 2001
SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Last Fiscal Year (Individual grants)
Fiscal Year-End Option Values
REPORT ON REPRICING OF OPTIONS
BOARD REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPANY STOCK PERFORMANCE
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 TO APPROVE THE AMENDMENTS TO THE 1993 DIRECTOR STOCK OPTION PLAN
1993 Director Option Plan
PROPOSAL NO. 3 TO APPROVE THE AMENDMENTS TO THE 1993 STOCK OPTION PLAN
PROPOSAL NO. 4 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
EXECUTIVE OFFICERS OF THE REGISTRANT
VOTING OF PROXIES AND EXPENSES
SHAREHOLDER PROPOSALS
ANNUAL REPORT
EXHIBIT A GREAT LAKES AVIATION, LTD. 1993 DIRECTOR STOCK OPTION PLAN